SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K




                         CURRENT REPORT




               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  September 19, 1997


                       Northern States Power Company
      (Exact name of registrant as specified in its charter)

                               Minnesota
          (State or other jurisdiction of incorporation)

            1-3034                               41-0448030
   (Commission File Number)          (IRS Employer Identification No.)

                  414 Nicollet Mall                   55401
     (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code  612-330-5500

     (Former name of former address, if changed since last report)


Item 5.   Other Events

On September 17, 1997, Northern States Power Company sold 4.5 million shares of its common stock in a public offering at a price of $49.5625 per share. Attached as Exhibit 99.01 is NSP's news release issued on September 19, 1997.

Item 7.   Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit
  No.     Description

99.01     September 19, 1997 News Release from NSP

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Northern States Power Company
                                   (a Minnesota corporation)


Dated:   September 19, 1997             By: /s/
                                            John P. Moore, Jr.
                                            Corporate Secretary

                         EXHIBIT INDEX

Method of Filing         Exhibit No.    Description

DT                       99.01          September 19, 1997
                                        News Release from NSP

DT=Filed electronically with this direct transmission.